Gouvernement du Quebec                                                         Exhibit 2.3             A-110720-H9401
L'Inspecteur general
des Institutions financieres                                                   Form 6
                                                                               ARTICLES OF AMALGAMATION
                                                                               The Companies Act, R.S.Q., c. C-38
                                                                               Part 1A


---------------------------------------------------------------------------------------------------------------------
1  Corporate name of the company resulting from the amalgamation               1.1    [_]  Simplified
   DISCREET LOGIC INC./                                                                    amalgamation

   LOGIQUE DISCRETE INC.
---------------------------------------------------------------------------------------------------------------------
2  Quebec judicial district where        3  Precise number or minimum and      4  Effective date if after filing date
   company has set up its head office       maximum number of directors

   Montreal                                 MINIMUM: 1     MAXIMUM:  15           16/03/1999
---------------------------------------------------------------------------------------------------------------------
5  Description of share capital

   See the provisions of the attached SCHEDULE A, forming an
   integral part of the Form 6.
---------------------------------------------------------------------------------------------------------------------
6  Restrictions on the transfer of shares, if any

   None
---------------------------------------------------------------------------------------------------------------------
7  Limitations on activities, if any

   None
---------------------------------------------------------------------------------------------------------------------
8  Other provisions

   See the provisions of the attached SCHEDULE B, forming an
   integral part of this Form 6.
---------------------------------------------------------------------------------------------------------------------
                         Corporate name of amalgamating                                     Signature of
                                   companies                                             authorized director
---------------------------------------------------------------------------------------------------------------------
DISCREET LOGIC INC./LOGIQUE DISCRETE INC.                                                /s/ Richard J. Szalwinski

9066-9854 QUEBEC INC.                                                                    /s/ Eric B. Herr

9066-9771 QUEBEC INC.                                                                    /s/ Eric B. Herr




---------------------------------------------------------------------------------------------------------------------
If space allotted is insufficient, attach an appendix in two (2) copies

---------------------------------------------------------------------------------------------------------------------
For departmental use only                                                                         CA-216 (Rev. 12-93)

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


5    Description of share capital

Authorized Share Capital.
------------------------

Upon the Amalgamation, the Company shall be authorized to issue:

     an unlimited number of Class A voting common shares;

     an unlimited number of Class B non-voting common shares;

     an unlimited number of Class C non-voting preferred shares;

     a limited number of 150,000 Class D non-voting preferred shares;

     an unlimited number of Class E voting common shares;

     an unlimited number of Class F non-voting common shares; and

     an unlimited number of exchangeable non-voting shares,

all of which shall be without par value, except for the exchangeable non-voting shares which shall have a par value provided for in the provisions set forth herein for the said exchangeable non-voting shares.

Definitions.
-----------

     For the purposes of these share provisions, except as otherwise indicated:

     "Amalgamation" means the amalgamation of Discreet Logic Inc., 9066-9854 Quebec Inc., and 9066-9771 Quebec Inc. under the Quebec Act.

     "Board of Directors" means the board of directors of the Company.

     "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of San Francisco, California and Montreal, Quebec.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Certificate of Amalgamation" means the certificate of amalgamation to be issued to the Company by the Inspector General of Financial Institutions under the Quebec Act in respect of the Amalgamation.

     "Class A Shares" means the Class A voting common shares in the share capital of the Company.

     "Class B Conversion Time" has the meaning ascribed thereto in Section 5.1 of the provisions attaching to the Class B Shares.

     "Class B Retraction Time" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class B Shares.

     "Class B Shares" means the Class B non-voting common shares in the share capital of the Company.

     "Class C Shares" means the Class C non-voting preferred shares in the share capital of the Company.

     "Class D Redemption Date" has the meaning ascribed thereto in Section 4.2 of the provisions attaching to the Class D Shares.

     "Class D Redemption Price" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class D Shares.

     "Class D Shares" means the Class D non-voting preferred shares in the share capital of the Company.

     "Class E Redemption Call Purchase Price" has the meaning ascribed thereto in Section 4.3 of the provisions attaching to the Class E Shares.

     "Class E Redemption Call Right" has the meaning ascribed thereto in Section
     4.3 of the provisions attaching to the Class E Shares.

     "Class E Redemption Price" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class E Shares.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Class E Redemption Time" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class E Shares.

     "Class E Shares" means the Class E voting common shares in the share capital of the Company.

     "Class F Redemption Call Purchase Price" has the meaning ascribed thereto in Section 4.3 of the provisions attaching to the Class F Shares.

     "Class F Redemption Call Right" has the meaning ascribed thereto in Section
     4.3 of the provisions attaching to the Class F Shares.

     "Class F Redemption Price" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class F Shares.

     "Class F Redemption Time" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class F Shares.

     "Class F Shares" means the Class F non-voting common shares in the share capital of the Company.

     "Company" means the company resulting from the Amalgamation.

     "Current Market Price" means, in respect of a Parent Common Share on any date, the Canadian Dollar Equivalent of the average of the closing prices of Parent Common Shares on Nasdaq on each of the thirty (30) consecutive trading days ending not more than five trading days before such date, or, if the Parent Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which the Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if there is no public distribution or trading activity of Parent Common Shares during such period, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Discreet" means Discreet Logic Inc., a predecessor to the Company.

     "Discreet Common Shares" means the common shares of Discreet.

     "Discreet Meeting" means the special general meeting of the shareholders of Discreet to be held to consider the Amalgamation.

     "Dutchco" means Autodesk Development B.V., a corporation subsisting under the laws of The Netherlands or, where applicable, such other subsidiary of Autodesk or Dutchco to which Dutchco has assigned some or all of its rights under the Combination Agreement.

     "Effective Date" means the date of the Amalgamation as set forth in the Certificate of Amalgamation.

     "Effective Time" means 4:28 p.m. (Montreal time) on the Effective Date.

     "Election Deadline" has the meaning ascribed thereto in Section 4.1 of the provisions attaching to the Class B Shares.

     "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as set forth herein.

     "Exchangeable Shares" means the exchangeable non-voting shares in the share capital of the Company.

     "Maximum Number" means the number that is equal to 19.99% of the number of Discreet Common Shares outstanding immediately prior to the Amalgamation multiplied by 0.33.

     "Nasdaq" means the Nasdaq National Market.

     "Parent" means Autodesk, Inc., a body corporate existing under the laws of the State of Delaware.

     "Parent Common Shares" means the common shares in the share capital of Parent.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Quebec Act" means the Companies Act (Quebec), as amended.

     "Transfer Agent" means Harris Trust and Savings Bank or such other person as may from time to time be the registrar and transfer agent for the Exchangeable Shares.


                   PROVISIONS ATTACHING TO CLASS A SHARES

     The Class A voting common shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

1.1 Subject to the prior rights of the holders of any shares ranking senior to the Class A Shares with respect to priority in the payment of dividends, the holders of Class A Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors out of monies properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the Class A Shares shall be declared and paid in equal amounts per share on all Class A Shares at the time outstanding; and, subject as aforesaid, the Board of Directors may in their discretion declare dividends on the Class A Shares without declaring dividends on any of the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares, the Class F Shares or the Exchangeable Shares.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares in the capital of the Company, the Class D Shares, the Class C Shares and to any other shares ranking senior to the Class A Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up of the Company, the holders of the Class A Shares shall be entitled to receive the remaining property and assets of the Company ratably with the holders of the Class B Shares, the Class E Shares and the Class F Shares.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


3.   Voting Rights

3.1 The holders of the Class A Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and, together with the holders of Class E Shares, shall have one vote for each share held at all meetings of the shareholders of the Company, except for meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

4.   Amendment and Approval

4.1 The rights, privileges, restrictions and conditions attaching to the Class A Shares may be added to, changed or removed but only with the approval of the holders of the Class A Shares given as hereinafter specified, and any other approval required by law.

4.2 Any approval given by the holders of the Class A Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class A Shares or any other matter requiring the approval or consent of the holders of the Class A Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class A Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class A Shares duly called and held at which the holders of at least 50% of the outstanding Class A Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class A Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class A Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class A Shares.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


                   PROVISIONS ATTACHING TO CLASS B SHARES

     The Class B non-voting common shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

1.1 Subject to the prior rights of the holders of any shares ranking senior to the Class B Shares with respect to priority in the payment of dividends, the holders of Class B Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors out of monies properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the Class B Shares shall be declared and paid in equal amounts per share on all Class B Shares at the time outstanding; and, subject as aforesaid, the Board of Directors may in their discretion declare dividends on the Class B Shares without declaring dividends on any of the Class A Shares, the Class C Shares, the Class D Shares, the Class E Shares, the Class F Shares or the Exchangeable Shares.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares in the share capital of the Company, the Class D Shares and the Class C Shares and to any other shares ranking senior to the Class B Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class B Shares shall be entitled to receive the remaining property and assets of the Company ratably with the holders of the Class A Shares, the Class E Shares and the Class F Shares.

3.   Voting Rights

3.1 Except where specifically provided by the Quebec Act, the holders of the Class B Shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Company and shall not be entitled to vote at any meeting of shareholders of the

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Company, but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all of the property of the Company.

4.   Retraction

4.1 A holder of Class B Shares shall be entitled immediately following the Effective Time (the "Class B Retraction Time"), subject to applicable law and otherwise upon compliance with and subject to the provisions of this Section 4, to require the Company to redeem all or any number of the Class B Shares registered in the name of such holder for an amount per share equal to the Current Market Price of 0.33 of one Parent Common Share on the last Business Day prior to the Class B Retraction Time, which shall be satisfied in full by the Company causing to be delivered to such holder 0.33 of one Exchangeable Share for each Class B Share presented and surrendered by the holder (the "Class B Retraction Price"). To effect such redemption, the holder shall no later than 4:29 p.m (Montreal time) on the Effective Date (the "Election Deadline") present and surrender at the head office of Discreet acting on behalf of the Company or the Company or at any office of the Transfer Agent or such other place as may be specified by the Company by notice to the holders of Discreet's Common Shares (on behalf of the holders of the Class B Shares) the certificate or certificates representing the Class B Shares which the holder desires to have the Company redeem (evidenced by the certificate or certificates representing Discreet's Common Shares which, as a result of the Amalgamation, represent such Class B Shares), together with such other documents and instruments as may be required to effect a transfer of Class B Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Class B Retraction Request") in such form as may be acceptable to the Company specifying that the holder desires to have all or any number specified therein of the Class B Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company.

4.2 Upon receipt by the Company or the Transfer Agent in the manner specified in Section 4.1 hereof of a certificate or certificates representing the number of Class B Shares which the holder desires to have the Company redeem, together with the documents and instruments contemplated by Section 4.1 (including a Class B Retraction Request), and provided that the Class B Retraction Request is not revoked by the holder in the manner specified in Section 4.6 hereof, the Company shall redeem the Retracted Shares effective at the Class B Retraction Time and shall cause to be delivered to such

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


holder the total Retraction Price with respect to such shares. If only a part of the Class B Shares represented by any certificate are redeemed, the balance of shares represented by such certificate shall be governed by the provisions of Section 5.1 of these share provisions relating to the Class B Shares.

4.3 The Company shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Class B Shares or at the address specified in the holder's Class B Retraction Request or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Class B Shares, certificates representing the Exchangeable Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request in payment of the total Class B Retraction Price and such delivery of such certificates on behalf of the Company or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Class B Retraction Price to the extent that the same is represented by such share certificates. All Class B Shares which have been so retracted shall be cancelled.

4.4 As of the Class B Retraction Time, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Class B Retraction Price.

4.5 Notwithstanding any other provision of this Section 4, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares (i) would be contrary to solvency requirements or other provisions of applicable law or (ii) would cause the aggregate number of Exchangeable Shares issuable on retraction to exceed the Maximum Number. If the Company believes that at the Class B Retraction Time it would not be permitted by the foregoing to redeem the Retracted Shares tendered for redemption on such date, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Class B Retraction Request to the extent of the maximum number of shares that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions or the maximum number of Exchangeable Shares as would not exceed the Maximum Number and shall notify the holder immediately following the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law or would cause the Exchangeable Shares to be issued to exceed the Maximum Number, the Company shall redeem Retracted Shares in accordance with Section 4.2 of these share provisions on a pro rata basis.

4.6 A holder of Retracted Shares may, by notice in writing given by the holder to the Company at the head office of Discreet on behalf of the Company or of the Company, not less than two Business Days immediately preceding the Class B Retraction Time, withdraw its Class B Retraction Request in which event such Class B Retraction Request shall be null and void.

4.7 No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to Section
4.3 hereof and no dividend, stock split or other change in the capital structure of Parent shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Parent. In lieu of any such fractional securities, each person entitled to a fractional interest in an Exchangeable Share will receive from the Company an amount in cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average of the closing price for the Parent Common Shares on Nasdaq as of each of the thirty (30) consecutive trading days immediately preceding the Effective Date as quoted in The Wall Street Journal or other reliable financial newspaper or publication. For the purposes of the preceding sentence, a "trading day" means a day on which trading generally takes place on Nasdaq and on which trading in Parent Common Shares has occurred.

4.8 In the event of a transfer of ownership of Discreet Common Shares in respect of which a Class B Retraction Request has been duly made prior to the Class B Retraction Time but which is not registered in the transfer records of Discreet prior to the Effective Date, a certificate representing the proper number of Exchangeable Shares may be issued to a transferee if the certificate representing such Discreet Common Shares is presented to the Transfer Agent, together with a Class B Retraction Request executed by the transferee accompanied by all documents required to evidence and effect such transfer.

4.9 In the event any certificate which immediately prior to the Effective Date represented outstanding Discreet Common Shares that were converted pursuant to the Amalgamation into Class B Shares and subsequently retracted by the holder pursuant to the Class B Share provisions shall have been lost, stolen or destroyed, upon the making of

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares deliverable in respect thereof as determined in accordance with this Section 4. When authorizing such issuance in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, at the discretion of the Company, as a condition precedent to the issuance thereof, give a bond satisfactory to the Company in such sum as the Company may direct or otherwise indemnify the Company in a manner satisfactory to the Company against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

4.10 A Class B Retraction Request executed by a holder of Discreet Common Shares in respect of Class B Shares to be issued upon the Amalgamation shall be deemed for all purposes to constitute a good and valid Class B Retraction Request executed by a holder of Class B Shares. Any notice by Discreet to a holder of Discreet Common Shares in respect of Class B Shares to be issued upon the Amalgamation shall be deemed for all purposes to constitute good and valid notice by the Company to the holders of Class B Shares. Any notice by a holder of Discreet Common Shares to Discreet in respect of Class B Shares to be issued upon the Amalgamation shall be deemed for all purposes of these share provisions to constitute good and valid notice by a holder of Class B Shares to the Company.

5.   Automatic Conversion of Class B Shares

5.1 Immediately following the Class B Retraction Time (the "Class B Conversion Time") each Class B Share then outstanding shall, automatically and without any further action required on the part of either the Company or the holder of the Class B Share, be converted into a unit consisting of one fully paid and non-assessable Class E Share and one fully paid and non-assessable Class F Share whereupon each such Class B Share will be cancelled, and the name of each holder thereof shall be removed from the register of holders of Class B Shares and added to the registers of holders of Class E Shares and Class F Shares accordingly.

5.2 No certificates shall be issued by the Company representing the Class E Shares and the Class F Shares. The certificates representing the Class B Shares shall continue to represent an equal number of Class E and Class F Shares. On and after the Class B Conversion Time, the holders of the Class B Shares so converted shall cease to be holders

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


of such Class B Shares and shall not be entitled to exercise any of the rights of holders in respect thereof.

6.   Amendment and Approval

6.1 The rights, privileges, restrictions and conditions attaching to the Class B Shares may be added to, changed or removed but only with the approval of the holders of the Class B Shares given as hereinafter specified, and any other approval required by law.

6.2 Any approval given by the holders of the Class B Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class B Shares or any other matter requiring the approval or consent of the holders of the Class B Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class B Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class B Shares duly called and held at which the holders of at least 50% of the outstanding Class B Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class B Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class B Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class B Shares.


                   PROVISIONS ATTACHING TO CLASS C SHARES

     The Class C non-voting preferred shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


1.   Dividends

1.1 The holders of Class C Shares shall be entitled to receive and the Company shall pay to them, always in preference and priority to any payment of dividends on the Class A Shares, the Class B Shares, the Class E Shares and the Class F Shares of the Company and any other shares of the Company ranking junior to the Class C Shares, but subject to the prior rights of the holders of the Exchangeable Shares and Class D Shares, as and when declared by the Board of Directors out of monies of the Company properly applicable to the payment of dividends, annual fixed, preferential, non-cumulative cash dividends in an amount per share equal to $60,000 divided by the number of Class C Shares outstanding payable annually.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares and the Class D Shares and to any other shares ranking senior to the Class C Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class C Shares shall be entitled to receive an amount per share equal to the fair market value of all the issued and outstanding shares of 9066-9854 Quebec Inc. immediately prior to the Amalgamation divided by the number of issued and outstanding Class C Shares and no more, in priority to the rights of the holders of the Class E Shares, the Class F Shares, the Class A Shares and the Class B Shares.

3.   Voting Rights

3.1 Except where specifically provided by the Quebec Act, the holders of the Class C Shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Company and shall not be entitled to vote at any meeting of shareholders of the Company, but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all of the property of the Company.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


4.   Amendment and Approval

4.1 The rights, privileges, restrictions and conditions attaching to the Class C Shares may be added to, changed or removed but only with the approval of the holders of the Class C Shares given as hereinafter specified, and any other approval required by law.

4.2 Any approval given by the holders of the Class C Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class C Shares or any other matter requiring the approval or consent of the holders of the Class C Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class C Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class C Shares duly called and held at which the holders of at least 50% of the outstanding Class C Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class C Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class C Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class C Shares.


                   PROVISIONS ATTACHING TO CLASS D SHARES

     The Class D non-voting preferred shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

1.1 The holders of Class D Shares shall be entitled to receive and the Company shall pay to them, always in preference and priority to any payment of dividends on the Class A Shares, the Class B Shares, the Class C Shares, the Class E Shares and the Class F Shares of the Company and any other shares of the Company ranking junior to the Class D

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Shares, as and when declared by the Board of Directors out of monies of the Company properly applicable to the payment of dividends, fixed, preferential, cumulative cash dividends at the annual rate per share of 5% of the Class D Liquidation Amount (as defined below) payable annually, by cheque of the Company. Such dividend on any particular Class D Share shall accrue and be cumulative from the date of issue of such Class D Share.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares and to any other shares ranking senior to the Class D Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class D Shares shall be entitled to receive in the aggregate an amount per share equal to $150,000 divided by the number of issued and outstanding Class D Shares (the "Class D Liquidation Amount") and no more, in priority to the rights of the holders of the Class C Shares, the Class A Shares, the Class B Shares, the Class E Shares and the Class F Shares.

3.   Voting Rights

3.1 Except where specifically provided by the Quebec Act, the holders of the Class D Shares shall not be entitled to receive notice of or to attend meetings of the shareholders of the Company and shall not be entitled to vote at any meeting of shareholders of the Company, but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company or the sale, lease or exchange of all or substantially all of the property of the Company.

4.   Redemption of Class D Shares by the Company

4.1 Subject to applicable law and to Section 4.1 of the Exchangeable Share Provisions, the Company shall be entitled at any time from and after October 31, 2028 to redeem any or all of the Class D Shares registered in the name of a holder for an amount per share equal to (a) $150,000 divided by the number of issued and outstanding Class D Shares plus (b) an additional amount equivalent to the full amount on all dividends accrued and unpaid thereon (herein collectively called the "Class D Redemption Price").

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


4.2 To effect such redemption the Company shall, at least ten days prior to the date fixed for redemption (the "Class D Redemption Date") send to each holder of Class D Shares to be redeemed a notice in writing of the redemption by the Company of Class D Shares held by such holder. Such notice shall set out the Class D Redemption Price and the Class D Redemption Date. On or after the Class D Redemption Date, the Company shall cause to be delivered to the holders of the Class D Shares to be redeemed the Class D Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for each such Class D Share upon presentation and surrender at the head office of the Company of the certificates representing such Class D Shares, together with such other documents and instruments as may be required to effect a transfer of Class D Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Company may reasonably require. Payment of the total Class D Redemption Price for such Class D Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company or by holding for pick up by the holder at the head office of the Company of a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the Class D Redemption Price (less any tax required to be deducted and withheld therefrom by the Company). On and after the Class D Redemption Date, the holders of the Class D Shares called for redemption shall cease to be holders of such Class D Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Class D Redemption Price, unless payment of the total Class D Redemption Price for such Class D Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Class D Redemption Price has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the sending of notice of its intention to redeem Class D Shares as aforesaid to deposit or cause to be deposited the total Class D Redemption Price of the Class D Shares so called for redemption, or of such of the said Class D Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Class D Redemption Date, the Class D Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Class D Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Class D Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for such Class D

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions.

5.   Purchase for Cancellation

5.1 Subject to applicable law and to Section 4.1 of the Exchangeable Share Provisions, the Company may at any time and from time to time purchase for cancellation all or any part of the outstanding Class D Shares at any price by tender to all the holders of record of Class D Shares then outstanding or through the facilities of any stock exchange on which Class D Shares are listed or quoted at any price per share. If in response to an invitation for tenders under the provisions hereof, more Class D Shares are tendered at a price or prices acceptable to the Company than the Company is prepared to purchase, Class D Shares to be purchased by the Company shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Company, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Company is prepared to purchase after the Company has purchased all the shares tendered at lower prices. If part only of the Class D Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Company. Subject as aforesaid, the Company may effect such purchase for cancellation without purchasing for cancellation shares of any other Class of shares of the Company.

6.   Amendment and Approval

6.1 The rights, privileges, restrictions and conditions attaching to the Class D Shares may be added to, changed or removed but only with the approval of the holders of the Class D Shares given as hereinafter specified, and any other approval required by law.

6.2 Any approval given by the holders of the Class D Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class D Shares or any other matter requiring the approval or consent of the holders of the Class D Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class D Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class D Shares duly called and held at which the holders of at least 50% of the outstanding

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Class D Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class D Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class D Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class D Shares.


                   PROVISIONS ATTACHING TO CLASS E SHARES

     The Class E voting common shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

1.1 Subject to the prior rights of the holders of any shares ranking senior to the Class E Shares with respect to priority in the payment of dividends, the holders of Class E Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors out of monies properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the Class E Shares shall be declared and paid in equal amounts per share on all Class E Shares at the time outstanding; and, subject as aforesaid, the Board of Directors may in their discretion declare dividends on the Class E Shares without declaring dividends on any of the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class F Shares.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares in the share capital of the Company, the Class D Shares, the Class C Shares and to any other shares ranking senior to the Class E Shares

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class E Shares shall be entitled to receive the remaining property and assets of the Company ratably with the holders of the Class A Shares, the Class B Shares and the Class F Shares.

3.   Voting Rights

3.1 The holders of the Class E Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and, together with the holders of Class A Shares, shall have one vote for each share held at all meetings of the shareholders of the Company, except for meetings at which only holders of another specified Class or series of shares of the Company are entitled to vote separately as a Class or series.

4.   Redemption of Class E Shares by the Company

4.1 Subject to applicable law, and subject to the exercise by Dutchco of the Class E Redemption Call Right, the Company shall be entitled, immediately following the Class B Conversion Time (the "Class E Redemption Time") without notice to the holders of the Class E Shares, but with prior notice to Dutchco, to redeem the whole of the then outstanding Class E Shares for an amount per share equal to the Current Market Price of 0.165 of one Parent Common Share on the last Business Day prior to the Class E Redemption Time, which shall be satisfied in full by the Company causing to be delivered to each holder of Class E Shares 0.165 of one Parent Common Share for each Class E Share held by such holder (the "Class E Redemption Price").

4.2 At or after the Class E Redemption Time and subject to the exercise by Dutchco of the Class E Redemption Call Right, the Company shall cause to be delivered to the holders of the Class E Shares to be redeemed the Class E Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for each such Class E Share upon presentation and surrender (at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company) of the certificates representing such Class E Shares, or such other certificates of securities of any predecessor of the Company acceptable to the Company (including those representing Discreet Common Shares) together with such other documents and instruments as may be required to effect a transfer of Class E Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Class E Redemption Price for such Class E Shares shall be made by

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


delivery to each holder, at the address of the holder recorded in the securities register of the Company or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company, on behalf of the Company of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) (less any tax required to be deducted and withheld therefrom by the Company). At and after the Class E Redemption Time, the holders of the Class E Shares called for redemption shall cease to be holders of such Class E Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Class E Redemption Price, unless payment of the total Class E Redemption Price for such Class E Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Class E Redemption Price has been paid in the manner hereinbefore provided. Subject to the exercise of the Class E Redemption Call Right, the Company shall have the right at any time to deposit or cause to be deposited the total Class E Redemption Price of the Class E Shares so called for redemption, or of such of the said Class E Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada or the United States. Upon the later of such deposit being made and the Class E Redemption Time, the Class E Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Class E Redemption Time, as the case may be, shall be limited to receiving their proportionate part of the total Class E Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for such Class E Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Class E Redemption Price, the holders of the Class E Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them.

4.3 Dutchco shall have the overriding right (the "Class E Redemption Call Right"), notwithstanding the proposed redemption of Class E Shares by the Company, to purchase from all but not less than all of the holders of Class E Shares to be redeemed at the Class E Redemption Time, all but not less than all of the Class E Shares held by each such holder on payment by Dutchco to the holder of an amount per share equal to the Current Market Price of 0.165 of one Parent Common Share on the last Business Day prior to the

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Class E Redemption Time which shall be satisfied in full by causing to be delivered to such holder 0.165 of one Parent Common Share (the "Class E Redemption Call Purchase Price"). In the event of the exercise of the Class E Redemption Call Right by Dutchco, each holder shall be obligated to sell all the Class E Shares held by the holder and otherwise to be redeemed to Dutchco at the Class E Redemption Time on payment by Dutchco to the holder of the Class E Redemption Call Purchase Price for each such share.

4.4 To exercise the Class E Redemption Call Right, Dutchco must notify the Company of Dutchco's intention to exercise such right prior to the Class E Redemption Time (which notice may be given to Discreet on behalf of the Company). If Dutchco exercises the Class E Redemption Call Right, Dutchco will, at the Class E Redemption Time, purchase and the holders will sell all of the Class E Shares to be redeemed for a price per share equal to the Class E Redemption Call Purchase Price. Any notice by Dutchco to Discreet for and on behalf of the Company shall be deemed to constitute good and valid notice by Dutchco to the Company.

4.5 For the purposes of completing the purchase of Class E Shares pursuant to the Class E Redemption Call Right, Dutchco shall deposit with the Transfer Agent, at or before the Class E Redemption Time, certificates representing the aggregate number of Parent Common Shares deliverable by Dutchco in payment of the total Class E Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Class E Redemption Call Purchase Price. Provided that the total Class E Redemption Call Purchase Price has been so deposited with the Transfer Agent, at and after the Class E Redemption Time the rights of each holder of Class E Shares so purchased will be limited to receiving such holder's proportionate part of the total Class E Redemption Call Purchase Price payable by Dutchco upon presentation and surrender by the holder of certificates representing the Class E Shares purchased by Dutchco from such holder and the holder shall at and after the Class E Redemption Time be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Class E Shares, together with such other documents and instruments as may be required to effect a transfer of Class E Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Dutchco shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of or on behalf of Dutchco payable at par and in

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Canadian dollars at any branch of the bankers of Dutchco or of the Company in Canada in payment of the remaining portion, if any, of the total Class E Redemption Call Purchase Price. If Dutchco does not exercise the Class E Redemption Call Right in the manner described herein, at the Class E Redemption Time the holders of the Class E Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of Class E Shares.

4.6 No certificates or scrip representing fractional Parent Common Shares shall be issued upon the surrender for exchange of certificates pursuant to Sections
4.2 or 4.5 hereof and no dividend, stock split or other change in the capital structure of Parent shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Parent. In lieu of any such fractional securities, each person entitled to a fractional interest in a Parent Common Share will receive from the Company or Dutchco, as the case may be, an amount in cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average of the closing price for the Parent Common Shares on Nasdaq as of each of the thirty (30) consecutive trading days immediately preceding the Effective Date as quoted in The Wall Street Journal or other reliable financial newspaper or publication. For the purposes of the preceding sentence, a "trading day" means a day on which trading generally takes place on Nasdaq and on which trading in Parent Common Shares has occurred.

4.7 No dividends or other distributions declared or made after the Class E Redemption Time with respect to Parent Common Shares with a record date after the Class E Redemption Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Class E Redemption Time represented Class E Shares that were redeemed or purchased pursuant to these Class E Share provisions, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.6 hereof, unless and until the holder of record of such certificate shall surrender such certificate in accordance with Sections 4.2 or 4.5 hereof, as the case may be. Subject to applicable law, at the time of such surrender of any such certificate there shall be paid to the record holder of the certificates representing whole Parent Common Shares without interest (i) the amount of any cash payable in lieu of a fractional Parent Common Share to which such holder is entitled pursuant to Section 4.6 hereof, (ii) the amount of dividends or other distributions with a record date after the Class E Redemption Time theretofore paid with respect to such whole Parent Common Share and (iii) the amount of dividends or other distributions with a record date after the Class E Redemption Time but prior to surrender

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


and a payment date subsequent to surrender payable with respect to such whole Parent Common Share.

4.8 In the event of a transfer of ownership of Discreet Common Shares which is not registered in the transfer records of Discreet prior to the Effective Date, a certificate representing the proper number of Parent Common Shares may be issued to a transferee if the certificate representing such Discreet Common Shares is presented to the Transfer Agent, accompanied by all documents required to evidence and effect such transfer.

4.9 In the event any certificate which immediately prior to the Effective Date represented outstanding Discreet Common Shares that were converted to Class B Shares on the Amalgamation and subsequently converted into Class E Shares at the Class B Conversion Time shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Parent Common Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.6 hereof) deliverable in respect thereof as determined in accordance with Sections 4.2 or 4.5 hereof. When authorizing such issuance and/or payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Parent Common Shares are to be issued shall, at the discretion of the Company or Dutchco, as the case may be, as a condition precedent to the issuance thereof, give a bond satisfactory to the Company, the Affiliate or Dutchco, as the case may be, in such sum as the Company or Dutchco may direct or otherwise indemnify the Company or Dutchco in a manner satisfactory to the Company, the Affiliate or the Dutchco, as the case may be, against any claim that may be made against the Company, the Affiliate or Dutchco with respect to the certificate alleged to have been lost, stolen or destroyed.

4.10 The Company and Dutchco shall be entitled to deduct and withhold from the Class E Redemption Price, the Class E Redemption Call Price payable pursuant to these Class E Share Provisions to any holder of Class E Shares such amounts as Parent, the Affiliate, Dutchco or the Transfer Agent determine is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


withheld amounts are actually remitted to the appropriate taxing authority. To the extent any amount is required to be deducted or withheld from any payment to a holder, the Company or Dutchco as the case may be, are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to the Company or Dutchco, as the case may be, in order to enable it to comply with such deduction or withholding requirement and the Company or Dutchco, as the case may be, shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

4.11 The Company shall not be entitled to redeem, nor shall Dutchco be entitled to purchase, any Class E Shares pursuant to this Section 4 unless at the same time the Company redeems or Dutchco, purchases at the same time and in the same manner all issued and outstanding Class F Shares.

5.   Purchase for Cancellation

5.1 Subject to applicable law and to Section 4.1 of the Exchangeable Share Provisions, the Company may at any time and from time to time purchase for cancellation all or any part of the outstanding Class E Shares at any price by tender to all the holders of record of Class E Shares then outstanding or through the facilities of any stock exchange on which Class E Shares are listed or quoted at any price per share. If in response to an invitation for tenders under the provisions hereof, more Class E Shares are tendered at a price or prices acceptable to the Company than the Company is prepared to purchase, Class E Shares to be purchased by the Company shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Company, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Company is prepared to purchase after the Company has purchased all the shares tendered at lower prices. If only part of the Class E Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Company. Subject as aforesaid, the Company may effect such purchase for cancellation without purchasing for cancellation shares of any other Class of shares of the Company.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


6.   Issued and Paid-Up Capital Account

6.1 Where Class E Shares and Class F Shares are issued on a conversion of Class B Shares, the amount to be added to the issued and paid-up capital account of the Class E Shares for purposes of the Quebec Act and the paid-up capital account of the Class E Shares for purposes of the Income Tax Act (Canada) shall be equal to the aggregate of the issued and paid-up capital of such Class B Shares so converted, less $1.

7.   Amendment and Approval

7.1 The rights, privileges, restrictions and conditions attaching to the Class E Shares may be added to, changed or removed but only with the approval of the holders of the Class E Shares given as hereinafter specified, and any other approval required by law.

7.2 Any approval given by the holders of the Class E Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class E Shares or any other matter requiring the approval or consent of the holders of the Class E Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class E Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class E Shares duly called and held at which the holders of at least 50% of the outstanding Class E Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class E Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class E Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class E Shares.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A



                     PROVISIONS ATTACHING TO CLASS F SHARES

     The Class F non-voting common shares in the share capital of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   Dividends

1.1 Subject to the prior rights of the holders of any shares ranking senior to the Class F Shares with respect to priority in the payment of dividends, the holders of Class F Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors out of monies properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the Class F Shares shall be declared and paid in equal amounts per share on all Class F Shares at the time outstanding; and, subject as aforesaid, the Board of Directors may in their discretion declare dividends on the Class F Shares without declaring dividends on any of the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares or the Exchangeable Shares.

2.   Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of the Exchangeable Shares, the Class D Shares and the Class C Shares and to any other shares ranking senior to the Class F Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the Class F Shares shall be entitled to receive the remaining property and assets of the Company ratably with the holders of the Class A Shares, the Class B Shares and the Class E Shares.

3.   Voting Rights

3.1 The holders of Class F Shares shall be entitled to vote separately as a Class on any change of the head office of the Company. Each Class F Share shall carry one vote at any meeting called for such purpose. Except as aforesaid and except where specifically

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


provided by the Quebec Act the holders of the Class F Shares shall not otherwise be entitled to receive notice of or to attend meetings of the shareholders of the Company and shall not be entitled to vote at any meeting of shareholders of the Company, but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Company.

4.   Redemption of Class F Shares by the Company

4.1 Subject to applicable law, and subject to the exercise by Dutchco of the Class F Redemption Call Right, the Company shall be entitled, immediately following the Class B Conversion Time (the "Class F Redemption Time") without notice to the holders of Class F Shares, but with prior notice to Dutchco, to redeem the whole of the then outstanding Class F Shares for an amount per share equal to the Current Market Price of 0.165 of one Parent Common Share on the last Business Day prior to the Redemption Time, which shall be satisfied in full by the Company causing to be delivered to each holder of Class F Shares 0.165 of one Parent Common Share for each Class F Share held by such holder (the "Class F Redemption Price").

4.2 At or after the Class F Redemption Time and subject to the exercise by Dutchco of the Class F Redemption Call Right, the Company shall cause to be delivered to the holders of the Class F Shares to be redeemed the Class F Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for each such Class F Share upon presentation and surrender (at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice) of the certificates representing such Class F Shares, or such other certificates of securities or any predecessor of the Company acceptable to the Company (including those representing Discreet Common Shares) together with such other documents and instruments as may be required to effect a transfer of Class F Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Class F Redemption Price for such Class F Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company, on behalf of the Company of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) (less any tax required to be deducted and withheld therefrom by the Company). At and after the Class F Redemption Time, the holders of the

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Class F Shares called for redemption shall cease to be holders of such Class F Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Class F Redemption Price, unless payment of the total Class F Redemption Price for such Class F Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Class F Redemption Price has been paid in the manner hereinbefore provided. Subject to the exercise of the Class F Redemption Call Right by Dutchco, the Company shall have the right at any time to deposit or cause to be deposited the total Class F Redemption Price of the Class F Shares so called for redemption, or of such of the said Class F Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada or the United States. Upon the later of such deposit being made and the Class F Redemption Time, the Class F Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Class F Redemption Time, as the case may be, shall be limited to receiving their proportionate part of the total Class F Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for such Class F Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Class F Redemption Price, the holders of the Class F Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them.

4.3 Dutchco shall have the overriding right (the "Class F Redemption Call Right"), notwithstanding the proposed redemption of Class F Shares by the Company, to purchase from all but not less than all of the holders of Class F Shares to be redeemed at the Class F Redemption Time, all but not less than all of the Class F Shares held by each such holder on payment by Dutchco to the holder of an amount per share equal to the Current Market Price of 0.165 of one Parent Common Share on the last Business Day prior to the Class F Redemption Time which shall be satisfied in full by causing to be delivered to such holder
0.165 of one Parent Common Share (the "Class F Redemption Call Purchase Price"). In the event of the exercise of the Class F Redemption Call Right by Dutchco, each holder shall be obligated to sell all the Class F Shares held by the holder and otherwise to be redeemed to Dutchco at the Class F Redemption Time on payment by Dutchco to the holder of the Class F Redemption Call Purchase Price for each such share.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


4.4 To exercise the Class F Redemption Call Right, Dutchco must notify the Company of Dutchco's intention to exercise such right prior to the Class F Redemption Time (which notice may be given to Discreet on behalf of the Company). If Dutchco exercises the Class F Redemption Call Right, Dutchco will, at the Class F Redemption Time, purchase and the holders will sell all of the Class F Shares to be redeemed for a price per share equal to the Class F Redemption Call Purchase Price. Any notice by Dutchco to Discreet for and on behalf of the Company shall be deemed to constitute good and valid notice by Dutchco to the Company.

4.5 For the purposes of completing the purchase of Class F Shares pursuant to the Class F Redemption Call Right, Dutchco shall deposit with the Transfer Agent, at or before the Class F Redemption Time, certificates representing the aggregate number of Parent Common Shares deliverable by Dutchco in payment of the total Class F Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Class F Redemption Call Purchase Price. Provided that the total Class F Redemption Call Purchase Price has been so deposited with the Transfer Agent, at and after the Class F Redemption Time the rights of each holder of Class F Shares so purchased will be limited to receiving such holder's proportionate part of the total Class F Redemption Call Purchase Price payable by Dutchco upon presentation and surrender by the holder of certificates representing the Class F Shares purchased by Dutchco from such holder and the holder shall at and after the Class F Redemption Time be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Class F Shares, together with such other documents and instruments as may be required to effect a transfer of Class F Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Dutchco shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of or on behalf of Dutchco payable at par and in Canadian dollars at any branch of the bankers of Dutchco or of the Company in Canada in payment of the remaining portion, if any, of the total Class F Redemption Call Purchase Price. If Dutchco does not exercise the Class F Redemption Call Right in the manner described herein, at the Class F Redemption Time the holders of the Class F Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of Class F Shares.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


4.6 No certificates or scrip representing fractional Parent Common Shares shall be issued upon the surrender for exchange of certificates pursuant to Sections
4.2 or 4.5 hereof and no dividend, stock split or other change in the capital structure of Parent shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Parent. In lieu of any such fractional securities, each person entitled to a fractional interest in a Parent Common Share will receive from the Company or Dutchco as the case may be, an amount in cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average of the closing price for the Parent Common Shares on Nasdaq as of each of the thirty (30) consecutive trading days immediately preceding the Effective Date as quoted in The Wall Street Journal or other reliable financial newspaper or publication. For the purposes of the preceding sentence, a "trading day" means a day on which trading generally takes place on Nasdaq and on which trading in Parent Common Shares has occurred.

4.7 No dividends or other distributions declared or made after the Class F Redemption Time with respect to Parent Common Shares with a record date after the Class F Redemption Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Class F Redemption Date represented Class F Shares that were redeemed or purchased pursuant to these Class F Share provisions, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.6 hereof, unless and until the holder of record of such certificate shall surrender such certificate in accordance with Sections 4.2 or 4.5 hereof, as the case may be. Subject to applicable law, at the time of such surrender of any such certificate there shall be paid to the record holder of the certificates representing whole Parent Common Shares without interest (i) the amount of any cash payable in lieu of a fractional Parent Common Share to which such holder is entitled pursuant to Section 4.6 hereof, (ii) the amount of dividends or other distributions with a record date after the Class F Redemption Time theretofore paid with respect to such whole Parent Common Share and (iii) the amount of dividends or other distributions with a record date after the Class F Redemption Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Parent Common Share.

4.8 In the event of a transfer of ownership of Discreet Common Shares which is not registered in the transfer records of Discreet prior to the Effective Date, a certificate representing the proper number of Parent Common Shares may be issued to a transferee if

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


the certificate representing such Discreet Common Shares is presented to the Transfer Agent, accompanied by all documents required to evidence and effect such transfer.

4.9 In the event any certificate which immediately prior to the Effective Date represented outstanding Discreet Common Shares that were converted to Class B Shares on the Amalgamation and subsequently converted into Class F Shares at the Class B Conversion Time shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Parent Common Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.6 hereof) deliverable in respect thereof as determined in accordance with Sections 4.2 or 4.5 hereof. When authorizing such issuance and/or payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Parent Common Shares are to be issued shall, at the discretion of the Company or Dutchco, as the case may be, as a condition precedent to the issuance thereof, give a bond satisfactory to the Company or Dutchco, as the case may be, in such sum as the Company or Dutchco may direct or otherwise indemnify the Company or Dutchco in a manner satisfactory to the Company or the Dutchco, as the case may be, against any claim that may be made against the Company or Dutchco with respect to the certificate alleged to have been lost, stolen or destroyed.

4.10 The Company and Dutchco shall be entitled to deduct and withhold from the Class F Redemption Price or the Class F Redemption Call Price, as the case may be, payable pursuant to these Class F Share Provisions to any holder of Class F Shares such amounts as Parent, Dutchco or the Transfer Agent determine is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent any amount is required to be deducted or withheld from any payment to a holder, the Company, the Affiliate or Dutchco, as the case may be, are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to the Company, the Affiliate or Dutchco, as the case may be, in order to enable it to comply with such deduction or withholding requirement

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


and the Company, the Affiliate or Dutchco, as the case may be shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

4.11 The Company shall not be entitled to redeem, nor shall Dutchco or the Affiliate, as the case may be, be entitled to purchase, any Class F Shares pursuant to this Section 4 unless at the same time the Company redeems or Dutchco or the Affiliate, as the case may be, purchases at the same time and in the same manner all issued and outstanding Class E Shares.

5.   Issued and Paid-Up Capital Account

5.1 Where Class E Shares and Class F Shares are issued on a conversion of Class B Shares, the amount to be added to the issued and paid-up capital account of the Class F Shares for purposes of the Quebec Act and the paid-up capital account of the Class F Shares for purposes of the Income Tax Act (Canada) shall be $1.

6.   Amendment and Approval

6.1 The rights, privileges, restrictions and conditions attaching to the Class F Shares may be added to, changed or removed but only with the approval of the holders of the Class F Shares given as hereinafter specified, and any other approval required by law.

6.2 Any approval given by the holders of the Class F Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Class F Shares or any other matter requiring the approval or consent of the holders of the Class F Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by written resolution signed by all holders of Class F Shares or by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Class F Shares duly called and held at which the holders of at least 50% of the outstanding Class F Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Class F Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Class F Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Class F Shares.


                  PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

     The exchangeable non-voting shares in the share capital of the Company shall have the following rights, privileges, restrictions and conditions:

1.   Interpretation

1.1  For the purposes of these Exchangeable Share Provisions:

     "Affiliate" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control"(including, with correlative meanings, the terms "controlled by"and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that any former directors, executive officers or principal shareholders of Discreet who may be deemed to be an affiliate of Parent after the Effective Date, shall not be considered an "Affiliate" for purposes of these share provisions.

     "Amalgamation" means the amalgamation of Discreet Logic Inc., 9066-9854 Quebec Inc., and 9066-9771 Quebec Inc. under the Quebec Act.

     "Automatic Redemption" has the meaning ascribed thereto in Section 7.1 of these share provisions.

     "Automatic Redemption Date" means the date for the automatic redemption by the Company of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be eleven years from the Effective Date (as defined in the Amalgamation Agreement) unless (a) such date shall be extended at any time or from time to time to a specified later date by the Board of Directors provided at least 60 days' prior written notice of any such extension is given to the registered holders of the Exchangeable Shares or (b) such date shall be accelerated at any

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     time to a specified earlier date by the Board of Directors if at such time there are less than 250,000 Exchangeable Shares outstanding (other than Exchangeable Shares held by Parent and its Affiliates and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares), provided at least 60 days' prior written notice of any such extension or acceleration, as the case may be, is given to the registered holders of the Exchangeable Shares, in which case the Automatic Redemption Date shall be such later or earlier date; provided, however, that the accidental failure or omission to give any such notice of extension or acceleration, as the case may be, to less than 5% of such holders of Exchangeable Shares shall not affect the validity of such extension or acceleration.

     "Board of Directors" means the Board of Directors of the Company.

     "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of San Francisco, California and Montreal, Quebec.

     "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

     "Certificate of Amalgamation" means the certificate of amalgamation to be issued to the Company by the Inspector General of Financial Institutions under the Quebec Act in respect of the Amalgamation.

     "Class A Shares" mean the Class A voting common shares in the share capital of the Company.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Class B Shares" means the Class B non-voting common shares in the share capital of the Company.

     "Class C Shares" means the Class C non-voting preferred shares in the share capital of the Company.

     "Class D Shares" means the Class D non-voting preferred shares in the share capital of the Company.

     "Class E Shares" means the Class E voting common shares in the share capital of the Company.

     "Class F Shares" means the Class F non-voting common shares in the share capital of the Company.

     "Company" means the company resulting from the Amalgamation.

     "Current Market Price" means, in respect of a Parent Common Share on any date, the Canadian Dollar Equivalent of the average of the closing prices of Parent Common Shares on Nasdaq on each of the thirty (30) consecutive trading days ending not more than five trading days before such date, or, if the Parent Common Shares are not then quoted on Nasdaq, on such other stock exchange or automated quotation system on which the Parent Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if there is no public distribution or trading activity of Parent Common Shares during such period, then the Current Market Price of a Parent Common Share shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

     "Dutchco" means Autodesk Development B.V., a corporation subsisting under the laws of The Netherlands or such other Affiliate of Autodesk to which Dutchco has assigned its rights under the Voting and Exchange Trust Agreement.

     "Effective Date" means the date of the Amalgamation as set forth in the Certificate of Amalgamation.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Exchange Act" has the meaning ascribed thereto in Section 7.1 of these share provisions.

     "Exchangeable Shares" mean the exchangeable non-voting shares of the Company having the rights, privileges, restrictions and conditions set forth herein.

     "Liquidation Amount" has the meaning ascribed thereto in Section 5.1 of these share provisions.

     "Liquidation Call Purchase Price" has the meaning ascribed thereto in
     Section 5.4 of these share provisions.

     "Liquidation Call Right" has the meaning ascribed thereto in Section 5.4 of these share provisions.

     "Liquidation Date" has the meaning ascribed thereto in Section 5.1 of these share provisions.

     "Nasdaq" means the Nasdaq National Market.

     "Parent" means Autodesk, Inc., a body corporate existing under the laws of the State of Delaware.

     "Parent (Dutchco) Call Notice" has the meaning ascribed thereto in Section
     6.3 of these share provisions.

     "Parent Common Shares" mean the common shares in the share capital of Parent.

     "Parent Dividend Declaration Date" means the date on which the Board of Directors of Parent declares any dividend on the Parent Common Shares.

     "Parent Special Share" means the one share of Series B Preferred Stock of Parent with a par value of U.S.$0.01 and having voting rights at meetings of holders of Parent Common Shares equal to that number of votes equal to the number of votes that the Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Parent and its Affiliates) would be entitled to if exchanged for Parent Common Shares, to be issued to and voted by the Trustee pursuant to the Voting and Exchange Trust Agreement.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Purchase Price" has the meaning ascribed thereto in Section 6.3 of these share provisions.

     "Quebec Act" means the Companies Act (Quebec), as amended.

     "Record Holders" has the meaning ascribed thereto in Section 7.1 of these share provisions.

     "Redemption Call Right" has the meaning ascribed thereto in Section 7.3 of these share provisions.

     "Redemption Call Purchase Price" has the meaning ascribed thereto in
     Section 7.3 of these share provisions.

     "Redemption Price" has the meaning ascribed thereto in Section 7.1 of these share provisions.

     "Retracted Shares" has the meaning ascribed thereto in Section 6.1(a) of these share provisions.

     "Retraction Call Right" has the meaning ascribed thereto in Section 6.1(c) of these share provisions.

     "Retraction Date" has the meaning ascribed thereto in Section 6.1(b) of these share provisions.

     "Retraction Price" has the meaning ascribed thereto in Section 6.1 of these share provisions.

     "Retraction Request" has the meaning ascribed thereto in Section 6.1 of these share provisions.

     "Section 12(g) Redemption" has the meaning ascribed thereto in Section 7.1.

     "Support Agreement" means the Support Agreement between Parent, Dutchco and the Company, made as of March 16, 1999.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     "Transfer Agent" means Harris Trust and Savings Bank or such other person as may from time to time be the registrar and transfer agent for the Exchangeable Shares.

     "Trustee" means Montreal Trust Company of Canada, a trust company existing under the laws of Canada and any successor trustee appointed under the Voting and Exchange Trust Agreement.

     "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement between Parent, Dutchco, the Company and the Trustee, made as of March 16, 1999.

2.   Ranking of Exchangeable Shares

2.1 The Exchangeable Shares shall be entitled to a preference over the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares and the Class F Shares and any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs.

3.   Dividends

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each Parent Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the Parent Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Parent Dividend Declaration Date of the cash dividend declared on each Parent Common Share or (b) in the case of a stock dividend declared on the Parent Common Shares to be paid in Parent Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Parent Common Shares to be paid on each Parent Common Share or (c) in the case of a dividend declared on the Parent Common Shares in property other than cash or Parent Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 2.7 of the Support Agreement) the type and amount of property declared as a dividend on each Parent Common Share. Such dividends shall be paid out of

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


money, assets or property of the Company properly applicable to the payment of dividends, or out of authorized but unissued shares of the Company. Any dividend which should have been declared on the Exchangeable Shares pursuant to this
Section 3.1 but was not so declared due to the provisions of applicable law shall be declared and paid by the Company as soon as payment of such dividend is permitted by such law on a subsequent date or dates determined by the Board of Directors.

3.2 Cheques of the Company or any dividend paying agent appointed by the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends contemplated by Section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Parent Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


4.   Certain Restrictions

4.1 So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section 10.2 of these share provisions:

     (a) pay any dividends on the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares, the Class F Shares or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class F Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

     (b) redeem, retract or purchase or make any capital distribution in respect of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class F Shares or any other shares ranking junior to the Exchangeable Shares;

     (c) redeem or purchase any other shares of the Company ranking equally with or junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

     (d) issue any Exchangeable Shares or any other shares of the Company ranking equally with respect to the payment of dividends or on any liquidation distribution, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of such Exchangeable Shares or as contemplated by the Support Agreement.

The restrictions in Sections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared following the initial date of issue of Exchangeable Shares on the Parent Common Shares shall have been declared on the Exchangeable Shares and paid in full.

5.   Distribution on Liquidation

5.1 In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


winding-up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, before any distribution of any part of the assets of the Company among the holders of the Class A Shares, the Class B Shares, the Class C Shares, the Class D Shares, the Class E Shares, the Class F Shares or any other shares ranking junior to the Exchangeable Shares, an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by the Company causing to be delivered to such holder one Parent Common Share, plus (b) an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions (collectively the "Liquidation Amount", provided that if the record date for any such declared and unpaid dividends occurs on or after the Liquidation Date, the Liquidation Amount shall not include such additional amount equivalent to such dividends).

5.2 On or promptly after the Liquidation Date, and subject to the exercise by Dutchco of the Liquidation Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Company) for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, on behalf of the Company of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the amount equivalent to the full amount of all declared and unpaid dividends and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions, comprising

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom by the Company). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (less any tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Parent Common Shares delivered to them. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Company is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Company in order to enable it to comply with such deduction or withholding requirement and the Company shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

5.3 After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares, the Liquidation Amount per Exchangeable Share pursuant to
Section 5.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Company.

5.4 Dutchco shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Company pursuant to Article 5 of these share provisions, to purchase from all but not less than all of the holders of Exchangeable Shares on the Liquidation Date all but not less than all of the

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Exchangeable Shares held by each such holder on payment by Dutchco of an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by causing to be delivered to such holder one Parent Common Share, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions (collectively the "Liquidation Call Purchase Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Liquidation Date, the Liquidation Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Liquidation Call Right by Dutchco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Dutchco on the Liquidation Date on payment by Dutchco to the holder of the Liquidation Call Purchase Price for each such share.

5.5 To exercise the Liquidation Call Right, Dutchco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Company of Dutchco's intention to exercise such right at least sixty days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Company and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Company. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Dutchco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Dutchco. If Dutchco exercises the Liquidation Call Right, on the Liquidation Date, Dutchco will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

5.6 For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Dutchco shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of Parent Common Shares deliverable by Dutchco in payment of the total Liquidation Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price. Provided that the total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Dutchco upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Dutchco shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of Dutchco payable at par and in Canadian dollars at any branch of the bankers of Dutchco or of the Company in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price. If Dutchco does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Company in connection with the liquidation, dissolution or winding-up of the Company pursuant to this Article 5.

6.   Retraction of Exchangeable Shares by Holder

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to applicable law and the exercise by Dutchco of the Retraction Call Right (as defined in Subsection (c) below) and otherwise upon compliance with the provisions of this Article 6, to require the Company to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Retraction Date, which shall be satisfied in full by the Company causing to be delivered to such holder one Parent Common Share for each Exchangeable Share presented and surrendered by the holder, plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid thereon and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions (collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Retraction Date the Retraction Price shall not include such additional amount equivalent to such dividends). To effect such redemption, the holder shall present and surrender at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Company redeem, together with such other

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in such form as may be acceptable to the Company:

     (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Company;

     (b) stating the Business Day on which the holder desires to have the Company redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than three Business Days nor more than ten Business Days after the date on which the Retraction Request is received by the Company and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Company; and

     (c) acknowledging the overriding right (the "Retraction Call Right") of Dutchco to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Dutchco in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

     In the event that, on or prior to the Automatic Redemption Date, any holder of Exchangeable Shares notifies the Company, either directly or through the Transfer Agent, that such holder desires to transfer or otherwise attempts to transfer any such shares to any other person or entity (any such notification or attempt, a "Transfer Attempt"), then such holder shall, by such action, be deemed to have made a Retraction Request on the following terms and conditions:

     (a) the Exchangeable Shares which are the subject of such Transfer Attempt (the "Transferred Shares") shall be considered to be the Retracted Shares for the purposes of such deemed Retraction Notice;

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


     (b) the Retraction Date shall be three Business Days after the date of receipt by the Company or the Transfer Agent of notice of the Transfer Attempt (or such lesser period as the Company may permit);

     (c) the holder shall be deemed to have acknowledged the overriding Redemption Call Right and the Retraction Call Right.

     In accordance with the deemed Retraction Request, no certificates shall be issued by the Company representing the Transferred Shares in the name of the transferee, and the sole right of the transferee in respect of the Transferred Shares shall be to receive the Parent Common Shares to which such person is entitled as a result of the Retraction Notice.

6.2 Subject to the exercise by Dutchco of the Retraction Call Right, upon receipt by the Company or the Transfer Agent in the manner specified in Section
6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Company redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Company shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by Dutchco pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

6.3 Upon receipt by the Company of a Retraction Request, the Company shall immediately notify Dutchco and Parent thereof. In order to exercise the Retraction Call Right, Parent or Dutchco must notify the Company in writing of Dutchco's determination to do so (the "Parent (Dutchco) Call Notice") within two Business Days of notification to Parent and Dutchco by the Company of the receipt by the Company of the Retraction Request. If the Parent or Dutchco does not so notify the Company within such two Business Day period, the Company will notify the holder as soon as possible thereafter that Dutchco will not exercise the Retraction Call Right. If Parent or Dutchco delivers the Parent (Dutchco) Call Notice within such two Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Dutchco in accordance with the Retraction Call Right. In such event, the Company shall not redeem the Retracted Shares and Dutchco shall purchase

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


from such holder and such holder shall sell to Dutchco on the Retraction Date, the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Dutchco shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing Parent Common Shares and a cheque in the amount of the remaining portion, if any, of the total Purchase Price. Provided that the total Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date. In the event that neither Parent nor Dutchco delivers a Parent (Dutchco) Call Notice within such two Business Day period, and provided that Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Company shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 The Company or Dutchco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, certificates representing the Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) registered in the name of the holder or in such other name as the holder may request in payment of the total Retraction Price or the total Purchase Price, as the case may be, and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any, of the total Retraction Price (less any tax required to be deducted and withheld therefrom by the Company) or a cheque of Dutchco payable at par and in Canadian dollars at any branch of the bankers of Dutchco or of the Company in Canada in payment of the remaining portion, if any, of the total Purchase Price, as the case may be, and such delivery of such certificates and cheque on behalf of the Company or by Dutchco, as the case may be, or by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheque (less any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority), unless such cheque is not paid on due

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


presentation. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Company or Dutchco, as the case may be, is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Company in order to enable it to comply with such deduction or withholding requirement and shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company or purchased by Dutchco shall thereafter be considered and deemed for all purposes to be a holder of the Parent Common Shares delivered to it.

6.6 Notwithstanding any other provision of this Article 6, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Dutchco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Company shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company. In any case in which the redemption by the Company of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Company shall redeem Retracted

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Company pursuant to
Section 6.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Dutchco to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Dutchco to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Company before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Dutchco shall be deemed to have been revoked.

7.   Redemption of Exchangeable Shares by the Company

7.1 Subject to applicable law, and subject to the exercise by Dutchco of the Redemption Call Right, (a) the Company shall on the Automatic Redemption Date redeem (the "Automatic Redemption") the whole of the then outstanding Exchangeable Shares for an amount per share equal to (i) the Current Market Price of a Parent Common Share on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by the Company causing to be delivered to each holder of Exchangeable Shares one Parent Common Share for each Exchangeable Share held by such holder, plus (ii) an additional amount equivalent to the full amount of all declared and unpaid dividends thereon and all dividends declared on Parent Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions (collectively the "Redemption Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Redemption Date, the Redemption Price shall not include such additional amount equivalent to such dividends), and (b) the Company may, at any time when the Company reasonably determines that Exchangeable Shares are "held of record" (as such term is defined in Rule 12g5-1 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) by 500 or more

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


persons ("Record Holders"), redeem (a "Section 12(g) Redemption") that portion of the then outstanding Exchangeable Shares held by that number of Record Holders equal to the difference of (A) the total number of Record Holders and
(B) 499, or such smaller number that the Company reasonably determines is necessary to take the position that it need not register the Exchangeable Shares pursuant to Section 12(g) of the Exchange Act, the identity of such Record Holders to be determined by the Company by lot or other fair method of random determination, for an amount per share equal to the Redemption Price.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Company shall, at least 120 days before the Automatic Redemption Date (in the case of the Automatic Redemption), or at least 30 days before the date of a
Section 12(g) Redemption (a "Section 12(g) Redemption Date"; the Automatic Redemption Date or a Section 12(g) Redemption Date, as applicable, being referred to in this Section 7.2 as a "Redemption Date"), send or cause to be sent to each holder of Exchangeable Shares to be redeemed a notice in writing of the redemption by the Company or the purchase by Dutchco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right. On or after the Redemption Date and subject to the exercise by Dutchco of the Redemption Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for each such Exchangeable Share upon presentation and surrender at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company or by holding for pick up by the holder at the head office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice, on behalf of the Company of certificates representing Parent Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of the additional amount equivalent to the full amount of all declared and unpaid dividends and all dividends declared on Parent

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Common Shares which have not been declared on such Exchangeable Shares in accordance with Section 3.1 of these share provisions comprising part of the total Redemption Price (less any tax required to be deducted and withheld therefrom by the Company). On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Company shall have the right at any time after the sending of notice of its intention to redeem Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust Discreet in Canada named in such notice. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price (less any tax required to be deducted and withheld therefrom by the Company) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Parent Common Shares delivered to them. To the extent that the amount of tax required to be deducted or withheld from any payment to a holder of Exchangeable Shares exceeds the cash portion of such payment, the Company is hereby authorized to sell or otherwise dispose of at fair market value such portion of the property then payable to the holder as is necessary to provide sufficient funds to the Company in order to enable it to comply with such deduction or withholding requirement and shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

7.3 Dutchco shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of Exchangeable Shares by the Company pursuant to this Article 7 of these share provisions, to purchase from all but not less than

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


all of the holders of Exchangeable Shares to be redeemed on the Redemption Date, all but not less than all of the Exchangeable Shares held by each such holder on payment by Dutchco to the holder of an amount per share equal to (a) the Current Market Price of a Parent Common Share on the last Business Day prior to the Redemption Date which shall be satisfied in full by causing to be delivered to such holder one Parent Common Share plus (b) an additional amount equivalent to the full amount of all dividends declared and unpaid on such Exchangeable Share and all dividends declared on Parent Common Shares that have not been declared on such Exchangeable Share in accordance with Section 3.1 of these share provisions (collectively the "Redemption Call Purchase Price", provided that if the record date for any such declared and unpaid dividends occurs on or after the Redemption Date, the Redemption Call Purchase Price shall not include such additional amount equivalent to such dividends). In the event of the exercise of the Redemption Call Right by Dutchco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder and otherwise to be redeemed to Dutchco on the Redemption Date on payment by Dutchco to the holder of the Redemption Call Purchase Price for each such share.

7.4 To exercise the Redemption Call Right, Dutchco must notify the Transfer Agent, as agent for the holders of Exchangeable Shares, and the Company of Dutchco's intention to exercise such right at least 125 days before the Automatic Redemption Date (in the case of the Automatic Redemption) or at least 35 days before the Section 12(g) Redemption Date (in the case of Section 12(g) Redemption). The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Dutchco has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Dutchco. If Dutchco exercises the Redemption Call Right, on the Redemption Date, Dutchco will purchase and the holders will sell all of the Exchangeable Shares to be redeemed for a price per share equal to the Redemption Call Purchase Price.

7.5 For the purposes of completing the purchase of Exchangeable Shares pursuant to the Redemption Call Right, Dutchco shall deposit with the Transfer Agent, on or before the Redemption Date, certificates representing the aggregate number of Parent Common Shares deliverable by Dutchco in payment of the total Redemption Call Purchase Price and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price. Provided that the total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Redemption Date the rights of each holder of Exchangeable Shares so purchased will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Dutchco

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


upon presentation and surrender by the holder of certificates representing the Exchangeable Shares purchased by Dutchco from such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the Parent Common Shares delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Quebec Act and the by-laws of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Dutchco shall deliver to such holder, certificates representing the Parent Common Shares to which the holder is entitled and a cheque or cheques of Dutchco payable at par and in Canadian dollars at any branch of the bankers of Dutchco or of the Company in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price. If Dutchco does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of Exchangeable Shares pursuant to this Article 7.

8.   Purchase for Cancellation

8.1 Subject to applicable law and the articles of the Company, the Company may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon. If in response to an invitation for tenders under the provisions of this Section 8.1, more Exchangeable Shares are tendered at a price or prices acceptable to the Company than the Company is prepared to purchase, the Exchangeable Shares to be purchased by the Company shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Company, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Company is prepared to purchase after the Company has purchased all the shares tendered at lower prices. If only part of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Company.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


9.   Voting Rights

9.1 Except as required by applicable law, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company or to vote at any such meeting.

9.2 Pursuant to the Voting and Exchange Trust Agreement (which by this reference is incorporated into the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares as if set forth herein in its entirety) the holders of Exchangeable Shares (other than Parent, its subsidiaries and Affiliates) shall be entitled to receive notice of and instruct the Trustee under the Voting and Exchange Trust Agreement to exercise voting rights at meetings of holders of Parent Common Shares, all as provided for in the Voting and Exchange Trust Agreement.

10.   Amendment and Approval

10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than ten days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1AGouvernement du Quebec


resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

10.3 Exchangeable Shares held by Parent, Dutchco or their Affiliates shall not be included for the purposes of determining a quorum, and shall not vote, in connection with any approval contemplated by Section 10.2 of these share provisions.

11.   Reciprocal Changes, etc. in Respect of Parent Common Shares

11.1 (a) Pursuant to the Support Agreement, Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

          (i) issue or distribute Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) to the holders of all or substantially all of the then outstanding Parent Common Shares by way of stock dividend or other distribution, other than an issue of Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) to holders of Parent Common Shares who exercise an option to receive dividends in Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares) in lieu of receiving cash dividends; or

          (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Parent Common Shares entitling them to subscribe for or to purchase Parent Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire Parent Common Shares); or

          (iii) issue or distribute to the holders of all or substantially all of the then outstanding Parent Common Shares (A) shares or securities of Parent of any Class other than Parent Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Parent Common Shares), (B) rights, options or warrants other than those referred to in Section 11.1(a)(ii) above, (C) evidences of indebtedness of Parent or (D) assets of Parent;

L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares.

      (b) Pursuant to the Support Agreement, Parent will not without the prior approval of the Company and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions:

          (i) subdivide, redivide or change the then outstanding Parent Common Shares into a greater number of Parent Common Shares; or

          (ii) reduce, combine or consolidate or change the then outstanding Parent Common Shares into a lesser number of Parent Common Shares; or

          (iii) reclassify or otherwise change the Parent Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the Parent Common Shares;

unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

Except for ministerial amendments contemplated by Section 3.5 of the Support Agreement, the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Section 10.2 of these share provisions.

11.2 Pursuant to the Voting and Exchange Trust Agreement, the holders of Exchangeable Shares (other than the Parent, its subsidiaries and Affiliates) are given certain rights to exchange their Exchangeable Shares for Parent Common Shares.

12. Actions by the Company under Support Agreement and under Voting and Exchange Trust Agreement

12.1 The Company will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Parent and Dutchco with all provisions of the Support Agreement and the Voting and Exchange Trust Agreement applicable to the Company, Dutchco and Parent, respectively, in accordance with the respective terms thereof including, without limitation, taking all

L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company and the holders of Exchangeable Shares all rights and benefits in favor of the Company and such holders under or pursuant to such agreements.

12.2 The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement and the Voting and Exchange Trust Agreement (except as contemplated therein) without the approval of the holders or the Exchangeable Shares given in accordance with Section 10.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

     (a) adding to the covenants of the other party or parties to such agreement for the protection of the Company or the holders of Exchangeable Shares thereunder; or

     (b) making such provisions or modifications not inconsistent with the spirit and intent of such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

     (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

13.   Legend

13.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the deemed delivery of a Retraction Request as contemplated in

L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


Section 6.1 of these share provisions, the provisions relating to the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

14.   Notices

14.1 Any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the head office of the Company and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Company or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Company or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the head office of the Company or to such office of the Transfer Agent as may be specified by the Company, in each case addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Company pursuant thereto.

L'Inspecteur general
des institutions financieres                  SCHEDULE A
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


15.   Parent Guaranty/Assignment

15.1 Parent hereby unconditionally and irrevocably guarantees the full and punctual performance of all of Dutchco's obligations hereunder. Dutchco may assign all or a portion of its rights and obligations hereunder to Parent without the consent of the Company or holders of Exchangeable Shares provided Parent remains bound by these provisions.

16.   Withholding Rights

16.1 The Company, Parent, Dutchco and Transfer Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Exchangeable Shares such amounts as Parent, Dutchco or the Transfer Agent determine is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended, the Income Tax Act (Canada) or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, the Company, Dutchco and Transfer Agent are hereby authorized to sell or otherwise dispose of at fair market value such portion of such consideration as is necessary to provide sufficient funds to Parent, Dutchco or Transfer Agent, as the case may be, in order to enable it to comply with such deduction or withholding requirement and Parent, Dutchco or Transfer Agent shall give an accounting to the holder with respect thereto and any balance of such proceeds of sale.

17.   Par Value

17.1  The Exchangeable Shares shall have a par value of $15.08 per share.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                  SCHEDULE B
                                              Form 6
                                              ARTICLES OF AMALGAMATION
                                              The Companies Act, R.S.Q., c. C-38
                                              Part 1A


8    Other Provisions

     Upon the Amalgamation:


     (a) each holder of a common share of 9066-9771 QUEBEC INC. outstanding immediately prior to the Amalgamation will receive one fully paid and non-assessable Class A voting common share of the Company for each common share of 9066-9771 QUEBEC INC. held and the name of each holder thereof shall be added to the register of holders of Class A voting common shares of the Company accordingly and each certificate representing such common share of 9066-9771 QUEBEC INC. shall continue to evidence ownership of Class A voting common shares of the Company;

     (b) each holder of a common share of 9066-9854 QUEBEC INC. outstanding immediately prior to the Amalgamation will receive one fully paid and non-assessable Class C non-voting preferred share of the Company for each common share of 9066-9854 QUEBEC INC. held and the name of each holder thereof shall be added to the register of holders of Class C non-voting preferred shares of the Company accordingly and each certificate representing such common share of 9066-9854 QUEBEC INC. shall continue to evidence ownership of Class C non-voting preferred shares of the Company; and

     (c) each holder of a common share of DISCREET LOGIC INC. - LOGIQUE DISCRETE INC. outstanding immediately prior to the Amalgamation will receive one fully paid and non-assessable Class B non-voting common share of the Company for each common share of DISCREET LOGIC INC. - LOGIQUE DISCRETE INC. held and the name of each holder thereof shall be added to the register of holders of Class B non-voting common shares of the Company accordingly and each certificate representing such common share of DISCREET LOGIC INC. - LOGIQUE DISCRETE INC. shall continue to evidence ownership of Class B non-voting common shares of the Company.

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                 Form 2
                                             NOTICE OF ADDRESS
                                             OF HEAD OFFICE
                                             The Companies Act, R.S.Q., c. C-38
                                             Part 1A

[CAPTION]

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
1.      Corporate name
        DISCREET LOGIC INC./

        LOGIQUE DISCRETE INC.
------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________________________________________________________
2.      Notice is hereby given at the address of the head office of the company, within the limits of the judicial district indicated in the articles, is as follows:

10                                                      Duke Street
------------------------------------------------------------------------------------------------------------------------
             No                                         Street name

Montreal
------------------------------------------------------------------------------------------------------------------------
             Municipality

Quebec                                                                                                  H3C 2L7
------------------------------------------------------------------------------------------------------------------------
             Province                                                                                   Postal code
------------------------------------------------------------------------------------------------------------------------

The company

                                                                Post occupied
            /s/ Eric B. Herr                                     by signatory  Director
---------------------------------------------------------------                -------------------------------------------
                              (signature)







--------------------------------------------------------------------------------------------------------------------------
For departmental use only                                                                              CA-212 (Rev. 12-93)

Gouvernement du Quebec
L'Inspecteur general
des institutions financieres                 Form 4
                                             NOTICE CONCERNING COMPOSITION
                                             OF THE BOARD OF DIRECTORS
                                             The Companies Act, R.S.Q., c. C-38
                                             Part 1A

[CAPTION]

--------------------------------------------------------------------------------------------------------------------------
1.      Corporate name

        DISCREET LOGIC INC./
        LOGIQUE DISCRETE INC.
--------------------------------------------------------------------------------------------------------------------------
2.      The directors of the company are:
--------------------------------------------------------------------------------------------------------------------------
                        Name and surname          |               Full residential address
                                                  |               (including postal code)
--------------------------------------------------------------------------------------------------------------------------

HERR, ERIC B.                                           228 Massol Avenue
                                                        Los Gatos
                                                        California
                                                        U.S.A.
                                                        95030

CAKEBREAD, STEVE                                        1075 Greenfield
                                                        St. Helena
                                                        California
                                                        U.S.A.
                                                        94574

STERLING, MARCIA K.                                     4180 Oak Hill Avenue
                                                        Palo Alto
                                                        California
                                                        U.S.A.
                                                        94306





--------------------------------------------------------------------------------------------------------------------------
If space is insufficient, attach an appendix in two (2) copies.

The Company

                                                                Post occupied
            /s/ Eric B. Herr                                     by signatory  Director
---------------------------------------------------------------                -------------------------------------------
                              (signature)
--------------------------------------------------------------------------------------------------------------------------
For departmental use only                                                                               CA-214 (Rev. 05-95)